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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Amendment No. 1 to Registration Statement No. 333-45097 of Kilroy Realty Corporation on Form S-3 and Registration Statement No. 333-43227 of Kilroy Realty Corporation on Form S-8 of our report dated March 6, 1998, appearing in this Annual Report on Form 10-K of Kilroy Realty Corporation for the year ended December 31, 1997.


Deloitte & Touche LLP

Los Angeles, California
March 17, 1998